Exhibit 10.10

SECOND AMENDMENT TO THE

OFFICER SUPPLEMENTAL LIFE INSURANCE PLAN

THIS SECOND AMENDMENT TO THE OFFICER SUPPLEMENTAL LIFE PLAN (this “Amendment”) is made as of August 8, 2019 by Two River Community Bank (“TRCB” or “Employer”), a banking corporation organized under the laws of the State of New Jersey, with its principal office at 766 Shrewsbury Avenue, Tinton Falls, New Jersey 07724.

WHEREAS, TRCB executed the Officer Supplemental Life Insurance Agreement (the “Agreement”) dated January 1, 2005; and

WHEREAS, TRCB and the Executive executed the First Amendment to the Agreement on July 14, 2010; and

WHEREAS, Pursuant to Section 12.1 and 12.2 of the Agreement, TRCB has reserved to itself the right to amend the Agreement from time to time; and

WHEREAS, Pursuant to Section 12.2 of the Agreement, an amendment to the Agreement requires the consent of any vested participant; and

WHEREAS, TRCB wishes to amend the Agreement to revise the definition of Cause.

NOW THEREFORE, the Bank determines as follows:

Section 7.2 of the Agreement is amended and replaced as follows:

7.2

Termination for Cause. Notwithstanding any provision of this Plan to the contrary, the Participant shall forfeit any right to a benefit under this Plan if, at any time prior to a Change in Control, the Bank terminates the Participant's service for Cause. Termination of the Participant's service for "Cause" shall mean any of the following acts or circumstances: gross negligence or gross neglect of duties to TRCB; conviction of a felony or of a gross misdemeanor involving moral turpitude in connection with the executive’s employment with TRCB; or fraud, disloyalty, dishonesty or willful violation of any law or significant TRCB policy committed in connection with the executive's employment and resulting in a material adverse effect on TRCB.

IN WITNESS WHEREOF, the Bank hereby executes this amendment contingent with respect to each participant, upon the execution of the consent of such participant in the form attached hereto.

TWO RIVER COMMUNITY BANK

By: /s/ William D. Moss

       William D. Moss

PARTICIPANT CONSENT TO THE SECOND AMENDMENT TO THE TWO RIVER COMMUNITY BANK OFFICER SUPPLEMENTAL LIFE INSURANCE AGREEMENT EFFECTIVE JANUARY 1, 2005

WHEREAS, TRCB executed the Officer Supplemental Life Insurance Agreement (the “Agreement”) dated January 1, 2005; and

WHEREAS, TRCB and the Executive executed the First Amendment to the Agreement on July 14, 2010; and

WHEREAS, Pursuant to Section 12.1 and 12.2 of the Agreement, TRCB has reserved to itself the right to amend the Agreement from time to time; and

WHEREAS, Pursuant to Section 12.2 of the Agreement, an amendment to the Agreement requires the consent of any vested participant; and

WHEREAS, TRCB wishes to amend the Agreement to revise the definition of Cause.

NOW THEREFORE, Participant consents to the amendment in the form attached hereto.

By:____________________

      William Moss

Date:__________________

PARTICIPANT CONSENT TO THE SECOND AMENDMENT TO THE TWO RIVER COMMUNITY BANK OFFICER SUPPLEMENTAL LIFE INSURANCE AGREEMENT EFFECTIVE JANUARY 1, 2005

WHEREAS, TRCB executed the Officer Supplemental Life Insurance Agreement (the “Agreement”) dated January 1, 2005; and

WHEREAS, TRCB and the Executive executed the First Amendment to the Agreement on July 14, 2010; and

WHEREAS, Pursuant to Section 12.1 and 12.2 of the Agreement, TRCB has reserved to itself the right to amend the Agreement from time to time; and

WHEREAS, Pursuant to Section 12.2 of the Agreement, an amendment to the Agreement requires the consent of any vested participant; and

WHEREAS, TRCB wishes to amend the Agreement to revise the definition of Cause.

NOW THEREFORE, Participant consents to the amendment in the form attached hereto.

By:____________________

      Richard Abrahamian

Date:__________________

PARTICIPANT CONSENT TO THE SECOND AMENDMENT TO THE TWO RIVER COMMUNITY BANK OFFICER SUPPLEMENTAL LIFE INSURANCE AGREEMENT EFFECTIVE JANUARY 1, 2005

WHEREAS, TRCB executed the Officer Supplemental Life Insurance Agreement (the “Agreement”) dated January 1, 2005; and

WHEREAS, TRCB and the Executive executed the First Amendment to the Agreement on July 14, 2010; and

WHEREAS, Pursuant to Section 12.1 and 12.2 of the Agreement, TRCB has reserved to itself the right to amend the Agreement from time to time; and

WHEREAS, Pursuant to Section 12.2 of the Agreement, an amendment to the Agreement requires the consent of any vested participant; and

WHEREAS, TRCB wishes to amend the Agreement to revise the definition of Cause.

NOW THEREFORE, Participant consents to the amendment in the form attached hereto.

By:____________________

      Alan Turner

Date:__________________

PARTICIPANT CONSENT TO THE SECOND AMENDMENT TO THE TWO RIVER COMMUNITY BANK OFFICER SUPPLEMENTAL LIFE INSURANCE AGREEMENT EFFECTIVE JANUARY 1, 2005

WHEREAS, TRCB executed the Officer Supplemental Life Insurance Agreement (the “Agreement”) dated January 1, 2005; and

WHEREAS, TRCB and the Executive executed the First Amendment to the Agreement on July 14, 2010; and

WHEREAS, Pursuant to Section 12.1 and 12.2 of the Agreement, TRCB has reserved to itself the right to amend the Agreement from time to time; and

WHEREAS, Pursuant to Section 12.2 of the Agreement, an amendment to the Agreement requires the consent of any vested participant; and

WHEREAS, TRCB wishes to amend the Agreement to revise the definition of Cause.

NOW THEREFORE, Participant consents to the amendment in the form attached hereto.

By:____________________

      Antha Stephens

Date:__________________

PARTICIPANT CONSENT TO THE SECOND AMENDMENT TO THE TWO RIVER COMMUNITY BANK OFFICER SUPPLEMENTAL LIFE INSURANCE AGREEMENT EFFECTIVE JANUARY 1, 2005

WHEREAS, TRCB executed the Officer Supplemental Life Insurance Agreement (the “Agreement”) dated January 1, 2005; and

WHEREAS, TRCB and the Executive executed the First Amendment to the Agreement on July 14, 2010; and

WHEREAS, Pursuant to Section 12.1 and 12.2 of the Agreement, TRCB has reserved to itself the right to amend the Agreement from time to time; and

WHEREAS, Pursuant to Section 12.2 of the Agreement, an amendment to the Agreement requires the consent of any vested participant; and

WHEREAS, TRCB wishes to amend the Agreement to revise the definition of Cause.

NOW THEREFORE, Participant consents to the amendment in the form attached hereto.

By:____________________

      Ross Zimmerman

Date:__________________

PARTICIPANT CONSENT TO THE SECOND AMENDMENT TO THE TWO RIVER COMMUNITY BANK OFFICER SUPPLEMENTAL LIFE INSURANCE AGREEMENT EFFECTIVE JANUARY 1, 2005

WHEREAS, TRCB executed the Officer Supplemental Life Insurance Agreement (the “Agreement”) dated January 1, 2005; and

WHEREAS, TRCB and the Executive executed the First Amendment to the Agreement on July 14, 2010; and

WHEREAS, Pursuant to Section 12.1 and 12.2 of the Agreement, TRCB has reserved to itself the right to amend the Agreement from time to time; and

WHEREAS, Pursuant to Section 12.2 of the Agreement, an amendment to the Agreement requires the consent of any vested participant; and

WHEREAS, TRCB wishes to amend the Agreement to revise the definition of Cause.

NOW THEREFORE, Participant consents to the amendment in the form attached hereto.

By:____________________

      Robin Fitzmaurice

Date:__________________